United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):               June 11, 2003
                                                               ----------------


                               PENNEXX FOODS, INC.
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               (Exact Name of Registrant as Specified in Charter)


 Pennsylvania                         000-31148              23-3008972
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(State or Other                    (Commission File     (IRS Employer
Jurisdiction of Incorporation)          Number)          Identification No.)


             5501 Tabor Avenue
        Philadelphia, Pennsylvania                  19120
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         (Address of Principal                    (Zip Code)
         Executive Offices)


                                 (215) 743-4331
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.    Acquisition or Disposition of Assets:

         As a result of defaults under the Credit Agreement dated June 27, 2001, between Smithfield Foods, Inc. ("Smithfield") and Pennexx Foods, Inc. ("Pennexx"), on June 11, 2003, Pennexx executed a deed in lieu of foreclosure to the Pennexx plant located at 5501 Tabor Avenue, Philadelphia, PA. At the request of Smithfield, the deed was delivered to a Delaware corporation owned or controlled by Smithfield.

         In addition, Smithfield has advised Pennexx that Smithfield has sold substantially all of the personal property assets of Pennexx in a private sale to such Delaware corporation.

         As a result of these transfers, Pennexx owns no remaining tangible personal property and is unable to continue its business.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PENNEXX FOODS, INC.
                                             (Registrant)


                                        By:    /s/ Michael D. Queen
                                               ---------------------------
Date: June 12, 2003                            Michael D. Queen, President